Balance Sheet Details (Details) - Schedule of cash and cash equivalents and restricted cash - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Cash, cash equivalents and restricted cash:
Cash and cash equivalents	$ 3,946	$ 9,256
Restricted cash	180	176
Total cash, cash equivalents and restricted cash	$ 4,126	$ 9,432	$ 12,039	$ 6,366	$ 14,027	$ 13,715